UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 3)

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Puerto Rico Residents Tax-Free Fund VI, Inc.

209 Muñoz Rivera Avenue

Suite 1112

San Juan, Puerto Rico 00918

NOTICE OF ADJOURNMENT OF ANNUAL MEETING OF SHAREHOLDERS

UNTIL JUNE 1, 2023

To the Shareholders of the Puerto Rico Residents Tax-Free Fund VI, Inc.:

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of the Puerto Rico Residents Tax-Free Fund VI, Inc., a Puerto Rico corporation (formerly known as the Puerto Rico Investors Tax-Free Fund VI, Inc. and hereinafter referred to as the “Fund”) will be reconvened on Thursday, June 1, 2023, at 11:00 AM Atlantic Standard Time (11:00 AM Eastern Daylight Time). The Annual Meeting will be reconvened for the following purposes:

1.	To elect two (2) directors of the Fund (PROPOSAL 1);

2.	Shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”)—To repeal any provision of, or amendment, to the Amended and Restated By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to September 23, 2021 (PROPOSAL 2); and

3.	To transact such other business as may properly come before the Meeting or any continuation, adjournment or postponement thereof.

The Annual Meeting was originally convened on October 24, 2022 and was subsequently adjourned to December 15, 2022 and March 9, 2023 to solicit proxies from the Fund’s shareholders to achieve a quorum at the Annual Meeting. On March 9, 2023, the Annual Meeting was reconvened and then adjourned again without transacting any other business to be held virtually on the date and time set forth in this notice.

The items mentioned above are discussed in greater detail in the definitive proxy statement filed by the Fund with U.S. Securities and Exchange Commission (the “SEC”) on October 14, 2022 (the “Proxy Statement”), as supplemented by Amendment No. 1 filed with the SEC on October 25, 2022, Amendment No. 2 filed with the SEC on December 16, 2022, and the attached Amendment No. 3. This notice should be read in conjunction with the Proxy Statement.

The Fund and its management are sensitive to the health and travel concerns of the Fund’s shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from the novel coronavirus pandemic (“COVID-19”), the Annual Meeting will be conducted virtually. Any shareholder wishing to participate in the Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, September 1, 2022, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on May 30, 2023 to attend and vote at the Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the Meeting.

Only shareholders of record at the close of business on September 1, 2022, will be entitled to receive this notice and will be able to vote at the Annual Meeting in accordance with the number of shares of record held in the name of each shareholder on such date.

IT IS IMPORTANT THAT YOUR WHITE PROXY CARDS BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN YOUR WHITE PROXY CARD TODAY.

In San Juan, Puerto Rico, this 9th day of March, 2023.

By Order of the Board of Directors:

/s/ Luis A. Avilés
Luis A. Avilés
Secretary

Puerto Rico Residents Tax-Free Fund VI, Inc. Announces Adjournment of Annual Meeting of Shareholders to June 1, 2023

SAN JUAN, Puerto Rico – March 9, 2023 – Puerto Rico Residents Tax-Free Fund VI, Inc. (the “Fund”) today convened and then adjourned the 2022 Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) without transacting any other business. The Annual Meeting, which was originally convened on October 24, 2022 and was subsequently adjourned to December 15, 2023 and March 9, 2023, has been adjourned again to be reconvened virtually on Thursday, June 1, 2023 at 11:00 AM Atlantic Standard Time (11:00 AM Eastern Daylight Time).

The transaction of business at the Annual Meeting requires a quorum of more than one-half of the outstanding shares of the Fund entitled to vote, represented in person or by proxy. Based on a determination by the inspectors of election, there was no quorum present at the Annual Meeting. Accordingly, the Annual Meeting has been adjourned to provide the Fund with additional time to solicit proxies from its shareholders to achieve a quorum at the Annual Meeting.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE ON THE WHITE PROXY CARD: (1) “FOR” PROPOSAL 1 TO ELECT THE TWO DIRECTOR NOMINEES NAMED THEREIN FOR ELECTION AS DIRECTORS OF THE FUND TO SERVE UNTIL THE END OF THEIR RESPECTIVE TERM OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED; AND (2) “AGAINST” PROPOSAL 2 TO REPEAL ANY PROVISION OF, OR AMENDMENT TO, THE AMENDED AND RESTATED BY-LAWS OF THE FUND ADOPTED BY THE BOARD WITHOUT THE APPROVAL OF THE FUND’S SHAREHOLDERS SUBSEQUENT TO SEPTEMBER 23, 2021. THESE PROPOSALS ARE DISCUSSED IN GREATER DETAIL IN THE PROXY STATEMENT, WHICH WE ADVISE YOU TO READ IN ITS ENTIRETY.

The record date for the adjourned Annual Meeting remains the close of business on September 1, 2022. Shareholders who have already voted do not need to recast their votes unless they wish to change their votes. Proxies previously submitted will be voted at the reconvened meeting unless properly revoked. Shareholders who have not already voted or wish to change their vote are encouraged to do so promptly using the instructions provided in their voting instruction form or proxy card.

The Board of Directors does not know of any matters to be properly brought before the Annual Meeting other than the proposals described in the Proxy Statement.

In the event you receive any materials from Ocean Capital LLC (“Ocean Capital”) or any of its affiliates, we urge you to discard any blue proxy cards that you may receive. The Fund also encourages you NOT to sign or return any blue proxy cards that may be sent to you by Ocean Capital or any of its affiliates in favor of Ocean Capital’s director nominees or shareholder proposal. No proxies or votes cast in respect of the Amendment Proposal or the New Proposals (as such terms are defined in the Proxy Statement) will be tabulated at the Annual Meeting because such proposals failed to comply with applicable law by purporting to have retroactive effect and, with respect to the New Proposals, such proposals were not received by the Fund by the deadline for timely notice of shareholder proposals at the Annual Meeting under the Fund's organizational documents, but any blue proxies properly submitted or votes properly cast in respect of Ocean Capital's nominees or remaining proposal will be tabulated at the Annual Meeting so long as such nominations and proposal are presented thereat. If you vote—or have already voted—using a blue proxy card sent to you by Ocean Capital, you can revoke it by voting using the WHITE proxy card sent to you or by voting virtually at the Annual Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

If shareholders have questions about how to vote their shares, they should immediately contact the Fund’s proxy solicitor, Okapi Partners, at (877) 566-1922 or at info@okapipartners.com.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Shareholders of the Fund can obtain copies of the definitive proxy statement filed by the Fund with U.S. Securities and Exchange Commission (the “SEC”) on October 14, 2022, as supplemented by Amendment No. 1 filed with the SEC on October 25, 2022 (“Amendment No. 1”), Amendment No. 2 filed with the SEC on December 16, 2022 (“Amendment No. 2”), and this Amendment No. 3 (“Amendment No. 3”, and as amended and supplemented by Amendment Nos. 1-3, the “Proxy Statement”), any future supplements to the Proxy Statement and other documents filed by the Fund with the SEC for no charge at the SEC’s website at www.sec.gov.

IT IS IMPORTANT THAT YOUR WHITE PROXY CARDS BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN YOUR WHITE PROXY CARD TODAY.

In San Juan, Puerto Rico, this 9th day of March, 2023.

By Order of the Board of Directors:
/s/ Luis A. Avilés
Luis A. Avilés
Secretary